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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    March 13, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                   1-7182                        13-2740599
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  (State or other             (Commission                 (I.R.S. Employer
  jurisdiction of             File Number)                Identification No.)
  incorporation)


4 World Financial Center, New York, New York   10080
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           (Address of principal executive offices)    (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------

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         (Former name or former address, if changed since last report.)




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Item 5.  Other Events
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     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of March 13, 2002, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $2,300,000,000 aggregate original principal amount of Liquid Yield Option/TM/ Notes due March 13, 2032 under the Indenture. The exhibits consist of the Indenture, the form of Securities and an opinion of counsel relating thereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

                     EXHIBITS

         (4) Instruments defining the rights of security holders, including indentures.

                     The Indenture with the Form of Merrill Lynch & Co., Inc.'s Liquid Yield Option/TM/ Notes due 2032 attached.

         (5) & (23)  Opinion re: legality; consent of counsel.

                     Opinion of Sidley Austin Brown &
                     Wood LLP relating to the Liquid
                     Yield Option/TM/ Notes due March 13,
                     2032 (including consent for
                     inclusion of such opinion in this
                     report and in Merrill Lynch & Co.,
                     Inc.'s Registration Statement
                     relating to such Securities).





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               MERRILL LYNCH & CO., INC.
                               -------------------------
                                      (Registrant)


                               By: /s/ John C. Stomber
                                   ----------------------------------
                                            John C. Stomber
                                         Senior Vice President
                                                  and
                                               Treasurer

Date:  March 13, 2002


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